Exhibit 99.1

May 2007 Investor Meetings Financial and Operations Review

Doug Miller - Chairman & CEO Steve Smith - Vice Chairman & President Hal Hickey - Vice President & COO Paul Rudnicki - Vice President EXCO Roadshow Team

Forward Looking Statements This presentation contains forward-looking statements, as defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. These forward-looking statements relate to, among other things, the following: • our future financial and operating performance and results; • our business strategy; • market prices; • our future commodity price risk management activities; and • our plans and forecasts. We have based these forward-looking statements on our current assumptions, expectations and projections about future events. We use the words "may," "expect," "anticipate," "estimate," "believe," "continue," "intend," "plan," "budget" and other similar words to identify forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations, contain projections of results of operations or of our financial condition and/or state other "forward-looking" information. We do not undertake any obligation to update or revise publicly any forward-looking statements, except as required by law. These statements also involve risks and uncertainties that could cause our actual results or financial condition to materially differ from our expectations in this presentation, including, but not limited to: • fluctuations in prices of oil and natural gas; • future capital requirements and availability of financing; • estimates of reserves; • geological concentration of our reserves; • risks associated with drilling and operating wells; • risks associated with operation of natural gas pipelines and gathering systems; • discovery, acquisition, development and replacement of oil and natural gas reserves; • cash flow and liquidity; • timing and amount of future production of oil and natural gas; • availability of drilling and production equipment; • marketing of oil and natural gas; • developments in oil-producing and natural gas-producing countries; • competition; • litigation; • general economic conditions; • governmental regulations; • receipt of amounts owed to us by purchasers of our production and counterparties to our commodity price risk management contracts; • hedging decisions, including whether or not to enter into derivative financial instruments; • actions of third party co-owners of interests in properties in which we also own an interest; • fluctuations in interest rates; and • our ability to effectively integrate companies and properties that we acquire.

Forward Looking Statements (continued) We believe that it is important to communicate our expectations of future performance to our investors. However, events may occur in the future that we are unable to accurately predict, or over which we have no control. You are cautioned not to place undue reliance on a forward-looking statement. When considering our forward-looking statements, keep in mind the risk factors and other cautionary statements in this presentation, and the risk factors included in the Annual Report on Form 10-K for the year ended December 31, 2006. Our revenues, operating results, financial condition and ability to borrow funds or obtain additional capital depend substantially on prevailing prices for oil and natural gas. Declines in oil or natural gas prices may materially adversely affect our financial condition, liquidity, ability to obtain financing and operating results. Lower oil or natural gas prices also may reduce the amount of oil or natural gas that we can produce economically. A decline in oil and/or natural gas prices could have a material adverse effect on the estimated value and estimated quantities of our oil and natural gas reserves, our ability to fund our operations and our financial condition, cash flow, results of operations and access to capital. Historically, oil and natural gas prices and markets have been volatile, with prices fluctuating widely, and they are likely to continue to be volatile. The SEC has generally permitted oil and natural gas companies, in filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable,” “possible,” “potential,” “unproved,” or “developing potential, to describe volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines strictly prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company. While we believe our calculations of unproved drillsites and estimation of unproved reserves have been appropriately risked and are reasonable, such calculations and estimates have not been reviewed by third party engineers or appraisers. Investors are urged to consider closely the disclosure in our Annual Report on Form 10-K for the year ended December 31, 2006 available on our website at www.excoresources.com under the Investor Relations tab or by calling us at 214-368-2084.

44% Equity IRR since 1998 Acquire, then develop and exploit Target 50% of EBITDA for capital spending Free cash flow to fund additional acquisitions and paydown debt $5.8 billion of Enterprise Value $1.8 billion market cap $2.0 billion convertible preferred at $19 per share $2.0 billion of debt 4.0 Tcfe of total reserves(1) 2.0 Tcfe of proved reserves 2.0 Tcfe of probable and possible reserves 400 Mmcfe/d current production 1.7 Tcfe of developing potential 1.5 million net acres 5,387 identified drilling locations 1,005 identified exploitation projects Corporate Overview 1) All proved reserves in the presentation are based on year-end SEC pricing adjusted for acquisitions and dispositions based on closing dates and acquisition pricing

Historical Rate of Return Summary From first EXCO public equity raise - 8/12/98: To stock price at year end 2001 36% To go-private transaction - 7/29/2003 25% From go private transaction - 7/29/2003: To equity restructuring - 10/03/05 77% To XCO initial public offering - 2/13/06 102% From equity restructuring - 10/03/05: To current stock price - 5/11/ 07 67 % From initial public offering - 2/08/06 : To current stock price - 5/11/07 24% From first EXCO public equity raise - 8/12/98: To current stock price – 5/11/07 44%

High-quality asset base in established basins Onshore, North American natural gas focus in basins with established production histories Proved reserve life of 13 years Multi-year development drilling and exploitation project inventory Over 5,000 development drilling locations (577 planned in 2007) Over 1,000 exploitation projects (97 planned in 2007) Successful acquisition and operations track record Substantially grown reserves, production and cash flow during all cycles Completed over $4.3 billion of transactions representing 2.4 Tcfe of proved reserves since 1998(1) 98% drilling success rate (2004 – 2006) Operate 90% of properties; allows control of costs / timing Experienced management team with significant insider ownership Average 20+ years of public/private experience Management and ALL employees own 15.2% of shares on a fully diluted basis(2) Outside board members own 23.6% of shares on a fully diluted basis(2) Focus on equity returns with strong track record Key Investment Highlights 1) $4.3 billion of proved reserve value 2) Excluding the effects of convertible preferred stock

Acquire, then develop and exploit Asset acquisition profile: Long-life reserves Low-risk repeatable drilling and exploitation projects Consolidation opportunities in area Attractive basis to NYMEX Proper assets allow for proper leverage Long-life with appropriate hedging creates 20%+ equity returns on acquisitions Areas where assets fit acquisition profile: Business Strategy Appalachia East Texas Mid-Continent Permian PDP R/P, years 20+ 10+ 10+ 10+ Drilling Success 99% 95% 95% 95% Operators 3,100 1,000 5, 300 1, 600 NYMEX, $ +0.30 to +0.80-0.25 to-0 .35-0.60 to-0.80-0.40 to-0.60

History and Transactions

History of low cost, low risk reserve and production growth during all cycles Growth through acquisitions and the drill-bit Drilling success rate of 98% (3-year weighted average) All-in F&D cost of $1.99/Mcfe (3-year weighted average) 1) Historic average of the 24-month NYMEX future strip 2) Average daily production rate for March 2007 Total proved reserves (Bcfe) Daily production (Mmcfe/d) 91% CAGR 1 2 6 20 41 63 70 111 70 91% CAGR 5 13 35 172 294 388 433 686 447 $/Mmbtu 1,226 1,961 136 400 (2) US Canada NYMEX gas prices(1) US Canada 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 3/31/07 PF 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 3/31/07 PF 0 2 4 6 8 10

1) Acquisition cost allocated to proved reserves 2) Estimated proved reserves at the time of acquisition 3) Acquisition cost allocated to proved reserves divided by proved reserves at the time of acquisition 4) Historic average of the 24-month NYMEX future strip 5) Historic average of 3-month LIBOR yield Acquisition Economics are Driven by Market Conditions $2.32 $2.42 $3.81 $4.06 $3.65 $5.13 $6.11 $8.53 23% 18% 20% 20% 29% 22% 24% 15% Acquisition cost as % of NYMEX gas prices 3-mo LIBOR $8.83 21% $8.24 29% Acquisition cost ($Mmcfe) Margin to NYMEX 3-mo LIBOR $0.67 $0.54 $0.56 $0.98 $0.84 $0.90 $1.22 $1.83 $2.41 $1.65 $1.87 $3.12 $3.07 $4.12 $4.88 $7.01 $5.83 $1.71 $2.83 $6.82 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 0% 1% 2% 3% 4% 5% 6% 7% Acquisition cost ($ millions) (1) Reserves acquired (Bcfe) (2) Acquisition cost ($/Mcfe) (3) NYMEX gas prices (4) Acquisition cost as % of NYMEX Margin ($/Mcfe) 3 - mo LIBOR (5) 1998 19.5 $ 0.67 $ 2.32 29% $ 1.65 5.56% 1999 23.5 43.2 0.54 2.43 22% 1.88 5.42% 2000 68.4 123.1 0.56 3.67 15% 3.12 6.54% 2001 115.2 117.7 0.98 4.04 24% 3.07 3.78% 2002 55.9 66.90.84 3.67 23% 2.83 1.79% 2003 31.5 35.0 0.9 0 5.02 18% 4.12 1.21% 2004 308.7 252.3 1.22 6.11 20% 4.88 1.62% 2005 102.8 60.1 1.71 8.53 20% 6.82 3.57% 2006 1,416.8 776.1 1.83 8.83 21% 7.01 5.20% 2007 2,182.3 906.6 2.41 8.24 29% 5.83 5.36% Total $ 4,318.1 2,400.6 $ 1.80 $ 13.0

Well established acquisition strategy and evaluation framework Extensive engineering of producing properties Evaluation of development project locations Identification of future consolidation opportunities Comprehensive approach to transaction funding Hedge producing volumes when using debt Minimize cost of debt financing Apply free cash flow from existing assets for equity component Summary of activity since 1998 Over 140 acquisitions 2.4 Tcfe of proved reserves $4.3 billion total proved reserve value Current activity Evaluating over 20 transactions ranging from $5 million to over $1 billion Various stages of evaluation Disciplined Approach to Acquisitions

Proved reserves = 1,961 Bcfe 3P reserves = 3,981 Bcfe 3P + Potential reserves = 5,709 Bcfe Reserve Base 445.5 Bcfe Proved (23%) 555.0 Bcfe 3P (14%) 1,006.0 Bcfe 3P+ (18%) 969.7 Bcfe Proved (49%) 2,281.0 Bcfe 3P (57%) 2,875.0 Bcfe 3P+ (50%) 85.4 Bcfe Proved (4%) 308.0 Bcfe 3P (8%) 308.0 Bcfe 3P+ (5%) 2.5 Bcfe Proved (< 1%) 9.4 Bcfe 3P (< 1%) 9.4 Bcfe 3P+ (< 1%) 15.8 Bcfe Proved (1%) 32.2 Bcfe 3P (1%) 715.0 Bcfe 3P+ (13%) 442.5 Bcfe Proved (23%) 796.0 Bcfe 3P (20%) 796.0 Bcfe 3P+ (14%)

Net Asset Value Summary In millions, except per share and per unit Low High Proved Reserves 2.0 T cfe at $2.50 to $3.00 per Mcfe $5,000 $6,000 Probable and Possible Reserves 2.0 T cfe at $0.50 to $0.75 per Mcfe 1,000 1,500 Pipelines and other assets at book value 350 350 Total Asset Value $6,350 $7,850 Less: Long - term debt $1,920 $1,920 Equity Value 4,430 5,930 Fully diluted shares 211 211 NAV per Share $21.00 $28.10

Peer Operational and Financial Profile 1) Peer reserves as of 12/31/06 and production based on most recently filed quarterly run-rate, both pro forma for announced acquisitions and dispositions 2) Peer data as of 12/31/06 per 2006 10-K; EXCO pro forma for closed acquisitions and dispositions 3) 2004-2006 all-in F&D; peer data per 2006 10-K 4) As of 3/31/07 from peers first quarter 2007 report or company press releases regarding first quarter 2007 results; EXCO based on average of high and low projections for 2007 2nd quarter guidance Proved Reserves/Q1 2007 Daily Production Annualized1 % PD2 Production costs4 / Mcfe All-in F&D / Mcfe3 $1.20 $1.34 $1.36 $1.44 $1.46 $1.58 $2.77 CHK RRC HK COG XTO XCO WLL 70% 69% 67% 65% 63% 63% 62% COG XCO XTO WLL RRC HK CHK $1.47 $1.84 $1.93 $1.99 $2.40 $2.85 $1.40 RRC XTO WLL COG XCO CHK HK 17.4 17.3 16.6 14.6 14.4 13.3 9.2 RRC WLL COG XTO CHK XCO HK

Peer Operational and Financial Profile 1) Peer reserves as of 12/31/06 and adjusted based on acquisitions and dispositions since 12/31/06 2) Peer daily production as of 3/31/07 per first quarter 2007 report and adjustments made based on announced acquisitions and dispositions not captured as of 3/31/07 3) Enterprise value based on first quarter 2007 & stock price as of 5-10-07, and current proved reserves from first quarter 2007 and taking into account acquisitions and divestitures of publicly available information 4) See footnotes two and three for discussions on the calculation of enterprise value and Q1 2007 Daily Production Proved Reserves Pro Forma (Bcfe)1 Q1 2007 Daily Production (Mmcfe)2 Enterprise Value / Q1 2007 Daily Production4 Enterprise Value / Current Proved Reserves3 $22,095 $16,313 $15,870 $15,131 $14,216 $12,599 $11,331 RRC COG CHK XTO XCO HK WLL 1,707 1,602 400 322 294 235 233 CHK XTO XCO HK RRC WLL COG $3.47 $3.02 $2.92 $2.84 $2.69 $1.79 $3.77 HK RRC CHK XCO XTO COG WLL 8,956 8,549 1,961 1,871 1,489 1,416 1,076 CHK XTO XCO RRC WLL COG HK

Overview of Recent Events

Transactions Overview Vernon and Southern Gas Preliminary purchase price allocation: $1.8 billion to proved reserves $60 million to unproved reserves and acreage $135 million to associated gathering assets Reserves evaluated 793 Bcfe of proved reserves 81% proved developed 154 Bcfe of probable and possible reserves Purchase price metrics $2.27 per proved Mcfe $2.64 per proved Mcfe including future development capital $1.96 per Mcfe for proved, probable and possible reserves $2.63 per Mcfe for all reserves including all future development capital Assumed hedges Anadarko entered into in December 2006 and January 2007 on our behalf at near current market prices Financing for transactions: EXCO closed a $2.0 billion private placement of its Preferred Stock EXCO Partners’ subsidiary, EXCO Partners Operating Partnership, LP (“EPOP”), entered into an Amended and Restated Credit Agreement with initial borrowing base of $1.3 billion EXCO entered into an Amended & Restated Credit Agreement with initial borrowing base of $900 million

Preferred Stock Overview On March 30, 2007, EXCO issued $2.0 billion of Preferred Stock $390.0 million of 7% Cumulative Convertible Perpetual Preferred Stock Convertible into EXCO Common Stock at $19.00 per share Four board seats (two on March 30, 2007, two more upon receipt of shareholder approval necessary to remove certain restrictions contained in Hybrid Preferred to become Convertible Preferred) 7% cash pay dividend or 9% if added to liquidation preference (9% cash dividend only after March 30, 2013) Forced call if Common Stock price over 20 trading day period exceeds; $33.25 per share through March 2009 $28.50 per share from March 2009 through March 2011, and $23.75 per share any time after March 2011 Vote with Common Stock on as converted basis on matters other than election of directors $1.61 billion of Hybrid Preferred Stock Not convertible until shareholder approval obtained 11% dividend until shareholder approval After shareholder approval, dividend, voting and other rights same as 7% Convertible Preferred Stock

Capitalization 1) Does not include unamortized bond premium May 8, 2007 Dollars in Millions EXCO EXCO Partners Consolidated Cash $ 3 $ 25 $ 28 R/C Facility $ 394 $ 1,115 $ 1,509 Senior Notes due 2011 (1) 445 - 445 Total Debt $ 842 $ 1,140 $ 1,982 Convertible Preferred Stock 389 - 389 Straight Preferred Stock 1,604 - 1,604 Common Equity 1,094 1,992 1,094 Total Equity $ 3,087 $ 1 ,992 $ 3,087 Total Capitalization $ 3,929 $ 3, 1 32 $ 5,069

Regional Overviews

Long reserve life and multi-year project inventory across all regions 1) Reserve life based on proved reserves 2) Mid Stream and IT capital not included; includes operations and other capital Appalachia East Texas Mid - Continent Permian Other Total Asset summary: Proved Reserves (Bcfe) 445 970 443 85 18 1961 Probable Reserves 45 520 36 102 9 712 Possible Reserves 65 791 317 121 14 1,308 T otal Reserves 555 2,281 796 308 41 3,981 Potentia l 451 594 - - 683 1,728 Total Reserves + Potential 1,006 2,875 796 308 724 5,709 Reserve life (1) (years) 28 10 16 13 16 13 Production (Mmcfe/d) 43 260 76 18 3 400 Project summary: Net acreage ( thousands ) 817 226 312 35 152 1,542 Drilling locations (total/2007 E) 3,157/271 1,108/169 377/42 740/95 5/0 5,387/577 Exp loitation projects (total/2007 E) 54/44 641/39 222/10 47/4 41/0 1,005/97 2007 Drilling and Exploitation (2) Budget ($ millions) 70 308 33 31 1 443

Current Daily Production May 2007 Oil Bbls Gas Mmcf Equivalent Mmcfe E. Texas / N. Louisiana 1,070 254 260 Appalachia 412 41 43 Mid - Continent 2,683 60 76 Permian 647 14 18 Rockies 94 1 2 Miscellaneous 42 1 1 Sub - Total 4,948 371 400

Pro Forma Consolidated Reserves as of January 1, 2007 EXCO Consolidated Net Oil Mbbls Net Gas Mmcf Net NGL Mbbls Net Mmcfe % Gas % Proved PDP 14,578 1, 176 , 356 146 1, 264 , 700 93 64 PNP 512 23,066 5 26,168 88 1 PBP 7979 52,710 - 57,492 9 2 3 Proved Developed 15,887 1,252,132 151 1,348,360 93 69 PUD 4, 360 555,792 5, 115 612,642 91 31 Total Proved 20,247 1,807,924 5,266 1,961,002 92 100 PRB 4,353 685,721 - 711,839 96 POS 5,381 1,275,873 - 1,308,159 98 Total Reserves 29,981 3,769,518 5,266 3,981,000 97 Potential - 1,728,000 - 1, 728,000 100 Total Reserves + Potential 29,981 5,497,518 5,266 5,709,000 96

2007 Expected Capital Budget and Drilling Schedule Expected 2007 Capital budget is $502.9(1) $MM 402.9 9.4 31.0 48.6 $MM 308.4 70.3 64.6 48.6 1) Includes $11 million IT and other capitalized items By Category By Area 2007 Drilling Locations PUD PROB POSS Total EXCO Partners 91 46 32 169 Appalachia 228 15 28 271 EXCO “Other” 43 75 19 137 Total 362 136 79 577 14% 13% 10% 63% EXCO Partners Appalachia EXCO "Other" Mid-Stream 6% 2% 10% 82% Drilling and Completion Exploitation Operations and Other Pipeline and Gathering

EXCO Resources, Inc.

East Texas/North Louisiana

East Texas / North Louisiana


Gladewater
Holly/Caspiana
Minden Field
Vernon
EXCO main producing areas
Industry area / basin

Area summary

East Texas overview:

- Part of the Cotton Valley Sand trend, which covers parts of the East Texas Basin and Northern Louisiana Salt Basin
- Long-life reserves
- High drilling success rates
- Relatively high initial production rates
- Drilling depths of 9,000 to 15,000 ft

Portfolio highlights

Total proved reserves:	970 Bcfe
Daily production:	260 Mmcfed
% proved developed:	72%
Reserve life:	10 yrs
Proved developed reserve life:	7 yrs
Net acreage:	226,000
Drilling locations (total / 2007E):	1,108 / 169

- Key fields/areas:
  - Vernon
  - Gladewater Area
  - Holly/Caspiana
  - Minden/Oak Hill/Overton

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EXCO Resources Inc.

EXCO Resources, Inc.

Appalachia

Appalachia


Jamestown
Central Pennsylvania
Adamsville
Ravenswood
Maben
EXCO main producing areas
Industry area / basin

Area summary

Appalachia overview:

- Oldest production region in the US
- Number of wells and operators presents a significant consolidation opportunity
  - More than 750,000 wells drilled; 201,100 producing
  - >3,000 operators
  - < 1% of wells drilled below 7,500 ft
  - Most wells relatively shallow at 1,000 to 6,000 ft

Portfolio highlights

Total proved reserves:	445 Bcfe
Daily production:	43 Mmcfed
% proved developed:	61%
Reserve life:	28 yrs
Proved developed reserve life:	17 yrs
Net acreage:	817,000
Drilling locations (total / 2007E):	3,157 / 271

- Substantial premium to NYMEX gas ($0.76/Mcf for 2006)
- Key fields:
  - Central Pennsylvania Area
  - Jamestown Area
  - Ravenswood Area
  - Maben Area
  - Adamsville Area

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EXCO Resources Inc.

Mid-Continent Mid-Continent overview: Properties located in the Anadarko Shelf and Anadarko Basin of Oklahoma Stratigraphic plays with multiple, stacked pay zones Complex geology Number of fields in area have long production histories Future acquisition opportunities Small operators seeking liquidity opportunities Larger companies seeking to divest non-core assets Total proved reserves: 443 Bcfe Daily production: 76 Mmcfed % proved developed: 70% Reserve life: 16 yrs Proved developed reserve life: 11 yrs Net acreage: 312,000 Drilling locations (total / 2007E): 377 / 42 Key fields/areas Mocane-Laverne Field Cement Field Chitwood Field Golden Trend Area Portfolio highlights Area summary Mid-Continent Chitwood Field Cement Field EXCO main producing areas Industry area / basin Golden Trend Mocane-Laverne Field

Permian Permian overview: Usually characterized as mature oil focused basin EXCO’s activities focused on conventional gas properties Targeting prolific natural gas reservoirs Potential for multi-pay horizons Long reserve life Low operating costs Well depths of 7,000 to 22,000 ft Total proved reserves: 85 Bcfe Daily production: 18 Mmcfed % proved developed: 72% Reserve life: 13 yrs Proved developed reserve life: 9 yrs Net acreage: 35,000 Drilling locations (total / 2006E): 740 / 95 Key fields: Sugg Ranch Vinegarone Field Portfolio highlights Area summary Permian EXCO main producing areas Industry area / basin Vinegarone Field Sugg Ranch

Derivatives Summary

Consolidated Pro Forma as of December 31, 2006 In thousands, except prices Gas Mmbtus Contract price per Mmbtu Oil Bbls Contract price per Bbl Q1 2007 24,480 $8.30 181 $70.03 Q2 2007 28,945 7.80 366 62.89 Q3 2007 30,388 7.83 368 63.46 Q4 2007 30,388 8.06 368 63.83 2008 99,870 8.36 1,115 60.55 2009 73,155 7.90 897 60.10 2010 6,985 6.63 151 59.85 2011 1,825 4.51 - - 2012 1,830 4.51 - - 2013 1,825 4.51 - - Total 299, 691 3, 446

EXCO Resources Pro Forma as of December 31, 2006 In thousands, except prices Gas Mmbtus Contract price per Mmbtu Oil Bbls Contract price per Bbl Q1 2007 4,905 $ 8.73 160 $ 70.47 Q2 2007 9,219 7.56 345 62.65 Q3 2007 10,512 7.64 347 63.27 Q4 2007 10,512 8.17 347 63.67 2008 34,876 8.17 1,059 60.55 2009 18,739 7.52 850 60.10 2010 3,780 5.99 108 59.85 2011 1,825 4.51 - - 2012 1,830 4.51 - - 2013 1,825 4.51 - - Total 98, 023 3,216

EXCO Partners Pro Forma as of December 31, 2006 In thousands, except prices Gas Mmbtus Contract price per Mmbtu Oil Bbls Contract price per Bbl Q1 2007 19,575 $ 8.19 21 $ 66.70 Q2 2007 19,726 7.92 21 66.65 Q3 2007 19,876 7.92 21 66.57 Q4 2007 19,876 8.01 21 66.44 2008 64,994 8.46 56 62.25 2009 54,416 8.03 47 60.80 2010 3,205 7.38 43 59.85 2011 - - - - 2012 - - - - 2013 - - - - Total 201,668 230